UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 1, 2003
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                                75-1872487
      Delaware                           000-24956             (IRS Employer
(State or Other Jurisdiction of   (Commission File Number)   Identification No.)
      Incorporation)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit

Number    Description of Document
-------   -----------------------

          The following exhibit is not filed but is furnished as described below.

99.1      Press Release, dated August 1, 2003.

Item 9.  REGULATION FD DISCLOSURE

     On August 1, 2003, Associated Materials Incorporated ("AMI") issued a press release announcing AMI's second quarter results. A copy of the press release is attached as Exhibit 99.1. This press release is not filed but is furnished pursuant to this Item.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 1, 2003, Associated Materials Incorporated ("AMI") issued a press release announcing AMI's second quarter results. A copy of the press release is attached as Exhibit 99.1. This press release is not filed but is furnished pursuant to this Item.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED MATERIALS
                                        INCORPORATED


DATE:  August 1, 2003                   By: /s/D. Keith LaVanway
                                           -------------------------------------
                                           D. Keith LaVanway
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Secretary

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